                                                                    CONFIDENTIAL

                       SUBLEASE ASSIGNMENT AND ASSUMPTION
                                    AGREEMENT

         This SUBLEASE ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement'), is entered into this -- day of August, 1998. by and among Communications World of Seattle North, a Washington corporation ("Assignor'); Rosetta Inpharmatics, a Delaware corporation ("Assignee"); Siemens Medical Systems, a Delaware corporation ("Sublandlord'); and Communications World International, a Colorado corporation ("CWI').


                                   I. RECITALS

         A. Assignor is the sublessee under that certain Sublease Agreement, dated March 14th, 1997, with Sublandlord, a copy of which is attached hereto as EXHIBIT A (the "Sublease").

         B. Assignor desires to assign all of its beneficial right, title and interest in the Sublease to Assignee according to the terms specified below. Sublandlord is willing to consent to such assignment, subject to the terms and conditions of this Agreement including, but not limited to, the guarantee by CWI, the parent corporation of Assignor, pursuant to Section 6 of this Agreement.
                                  II. AGREEMENT

         Now, therefore, in consideration of the above recitals, and other valuable consideration the receipt of which is acknowledged, the parties agree as follows:

1.       CONFIRMATION OF SUBLEASE.

         Sublandlord and Assignor hereby acknowledge and confirm the existence, validity and enforceability of the Sublease.

2.       ASSIGNMENT.

         Assignor assigns to Assignee all of its beneficial right, title and interest in the Sublease according to the terms specified therein (the "Assignment"). The effective date of the Assignment shall be August 15, 1998 (the "Effective Date").

3.       CONTINUING LIABILITY.

         Notwithstanding Sublandlord's approval to the Assignment, Assignor recognizes and agrees that Assignor shall remain jointly and severally liable with Assignee on all obligations imposed under the Sublease until the Sublease Expiration Date, and that in the event of a default under the Sublease by Assignee, Sublandlord may bring a separate action or actions against Assignor whether or not Assignee is joined in such action or actions, and Assignor waives any right to require Sublandlord to proceed against Assignee or any other party or person (including a guarantor), or proceed against or exhaust any security held from any party or person (including a guarantor) under the Sublease, or proceed against or exhaust any other remedy in Sublandlord's power.

4.       ASSUMPTION OF SUBLEASE.

         (a) From and after the Effective Date, Assignee assumes all of Assignor's obligations under the Sublease, and agrees to fully and faithfully perform every covenant and condition thereunder. All terms of the Sublease shall remain in full force and effect, provided, however, nothing herein shall preclude Sublandlord from agreeing to further modifications, extensions or renewals of the Sublease. Any modifications to the Sublease prior to the Sublease Expiration Date shall not affect the joint and several liability of Assignor.

         (b) Assignee has inspected the Premises and accepts them "as is." Any further modifications or tenant improvements shall be at Assignee's sole expense, and shall be performed in accordance with the Sublease.

5.       SUBLANDLORD'S CONSENT TO ASSIGNMENT.

         Subject to the terms of this Agreement, Sublandlord consents to the Assignment, provided that Assignor pays any fees imposed by Landlord under the Main Lease (defined below) in connection with Landlord's consent to the Assignment.

6.       GUARANTEE OF SUBLEASE.

         (a) Notwithstanding the Assignment, CWI unconditionally guarantees (the "Guarantee") the full performance of each and every term, covenant and condition of the Sublease to be kept and performed by Tenant under the Sublease (the `Subtenant'), including but not limited to the payment of all rentals and other charges to accrue thereunder, during the term of the Sublease.

         (b) The Guarantee shall continue in favor of the Sublandlord during the term of the Sublease, unchanged by any bankruptcy, reorganization or insolvency of Subtenant! Assignor, Assignee, or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of any subtenant. No extension, modification, alteration or assignment of the Main Lease shall in any manner release or discharge CWI. Sublandlord shall provide CWI with written notice of any such extension, modification, alteration, or assignment. CWI's obligations and undertakings under this Guaranty shall remain in full force and effect and shall survive the expiration or earlier termination of the Sublease.

         (c) Sublandlord, without notice, may assign this Guarantee in whole or in part and no assignment or transfer of the Sublease by Sublandlord shall operate to extinguish or diminish the liability or obligations of CWI under this
Section 6.

         (d) The liability and obligations of CWI under this Guarantee shall be primary in any right of action which shall accrue to Sublandlord under the Sublease. Sublandlord, at its option, may proceed against CWI without having commenced any action or having obtained any judgment or otherwise proceeded against Assingor, Assignee, or other Subtenant.

         (e) CWI shall pay Sublandlord's reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relating to the obligations guaranteed by this Section 6 or enforcing this Guarantee against CWI.

         (f) CWI shall and does hereby waive notice of any demand by Sublandlord, as well as any notice of default in the payment of rent or any other amounts payable by Subtenant under the provisions of the Sublease, or notice of any other default by Subtenant under the Sublease.

7.       DEFINED TERMS.

         Except as otherwise indicated, all, defined terms used in this Agreement shall have the same meaning as those defined terms used in the Sublease.

8.       AGENCY DISCLOSURE AND COMMISSION AGREEMENT.

         Trammell Crow Company represents Assignor. David Alexander Co. represents Assignee. Assignor shall pay a real estate brokerage commission of $12,945.75 to Trammell Crow Company. Commissions shall be payable on mutual execution of this Agreement. Assignor and Assignee each warrant to the other that they have not had dealings in connection with this transaction with any other broker or agent, and shall indemnify and defend each other from and against any claimsor liability arising out of or In connection with any breach of the foregoing warranty.

9.       CORPORATE AUTHORITY.

         Each individual executing this Assignment on behalf of Assignor and Assignee represents and warrants that he/she is duly authorized to execute and deliver this Assignment on behalf of the named corporation, in accordance with a duly adopted resolution of the Board of Directors of Assignor and Assignee, and in accordance with the bylaws of Assignor and Assignee, and that this Assignment is binding upon Assignor and Assignee. Upon Sublandlord's request, Assignor and Assignee shall, within thirty (30) days after execution of this Assignment, deliver to Sublandlord a certified copy of a resolution of the Board of Directors of Assignor and Assignee ,respectively, authorizing or ratifying the execution of this Assignment.

10.      SUCCESSORS AND ASSIGNS.

         The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties to this Agreement.

ASSIGNOR:                                             ASSIGNEE:

Communication World of Seattle North         Rosetta Inpharmatics
------------------------------------         --------------------
a Washington corporation                     a Delaware corporation

By: /s/: Scott E. Harris                     By: /s/: John J. King II
    ------------------------                    -------------------------------
Name: Scott E. Harris                        Name: John J. King II
      ----------------------                       ----------------------------
Its: Treasurer                               Its: Sr. Vice President
     -----------------------                      -----------------------------
Date: 8-10-98                                Date: 8-6-98
      ----------------------                       ----------------------------

SUBLANDLORD:                                 CWI:

Siemens Medical Systems Inc.                 Communications World International
----------------------------                 ----------------------------------
a Delaware corporation                       a Colorado corporation

By: /s/: Peter H. Kroener                    By: /s/: Scott E. Harris
   -------------------------                    -------------------------------
Name: Peter H. Kroener                       Name: Scott E. Harris
      ----------------------                       ----------------------------
Its: VP - Finance                            Its: EVP/CFO
     -----------------------                      -----------------------------
Date: 8-14-98                                Date: 8-10-98
      ----------------------                       ----------------------------

                            CONSENT OF MAIN LANDLORD

         Riggs & Company, a division of Riggs Bank NA., formerly known as The Riggs National Bank of Washington, D.C., as Trustee of the Multi-Employer Property Trust, the Landlord ("Landlord") under that certain Lease Agreement dated June 1, 1995, as amended, by and between Landlord and Siemens Medical Systems, Inc., as Tenant (the "Main Lease"), hereby consents to the assignment of the Sublease, and additionally agrees and acknowledges that

         (a) Landlord reserves the right to collect up to two hundred fifty dollars ($250.00) of the processing and leasing fee pursuant to Paragraph 12(A) of the Main Lease in connection with the Assignment, provided that all other portions of Section 12(A) shall remain in force and effect; and

         (b) As of the date of this Agreement, to Landlord's actual knowledge, which for purposes of this Agreement means to the actual knowledge of Peter Crolius, without duty of further investigation, there are no defaults on the part of Landlord or Tenant under the Main Lease, as of the date hereof.

RIGGS & COMPANY. A DIVISION OF RIGGS BANK N.A.,
FORMERLY KNOWN AS THE RIGGS NATIONAL BANK OF WASHINGTON. D.C.,
AS TRUSTEE OF THE MULTIEMPLOYER PROPERTY TRUST,

By:
   --------------------------------------------------

Name:
     ------------------------------------------------

Its:
    -------------------------------------------------

Date:
     ----------------------------------

STATE OF COLORADO       )
------------------------
                        ) ss Englewood
COUNTY OF ARAPAHUE      )
------------------------

         I certify that I know or have satisfactory evidence that SCOTT E. HARRIS is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the TREASURER of COMMUNICATIONS WORLD OF NORTH SEATTLE, a Washington corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         Dated: 8/10/98
                -------

         NOTARY SEAL
                                      /s/ Angela M. Westback
                                      --------------------------------------

                                      Notary Public
                                      --------------------------------------
                                      Title
                                      My Commission expires: 4/18/2001
                                                             ---------------

STATE OF WASHINGTON     )
------------------------
                        ) ss.
COUNTY OF KING          )
------------------------

         I certify that I know or have satisfactory evidence that :JOHN J. KING, II is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the SR. VICE PRESIDENT of ROSETTA INPHARMATICS, a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         Dated: 8/6/98
                ------

         NOTARY SEAL
                                      /s/ Edward M. Yoshida
                                      --------------------------------------

                                      Notary Public
                                      --------------------------------------
                                      Title
                                      My Commission expires: 5/20/1999
                                                             ---------------

                                    EXHIBIT A

                                    SUBLEASE

                              AMENDMENT OF SUBLEASE

         THIS AGREEMENT (the "Amendment") made as of the -- day of August, 1998, between Siemens Medical Systems, Inc., a Delaware corporation, having an address at 186 Wood Avenue South, Iselin, NJ 08830 (the "Landlord") and Rosetta Inpharmatics, a Delaware corporation, having an office at ________________________________________________,(the "Subtenant").

                                   WITNESSETH:

         WHEREAS, by Sublease Agreement (as amended, the "Sublease"), dated March 14, 1997, between Sublandlord and Communications World of Seattle North ("CWSN"). Tenant, Landlord did demise and let unto CWSN and CWSN did hire and take from Sublandlord, the premises described in the Sublease (the "Demised Premises") and

         WHEREAS, CWSN assigned its interest in and to the Sublease to Subtenant and Subtenant did accept such assignment and assume all of the obligations of CWSN in and to the Sublease pursuant to that certain Sublease Assignment and Assumption Agreement, dated as of August___' 1998: and

         WHEREAS, Sublandlord and Subtenant desire to modify, amend and supplement the Lease on the terms, covenants and conditions more particularly set forth herein.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) paid by Tenant to Landlord and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 23 of the Sublease is hereby amended to increase the amount being held as security under the Sublease to $8,456.00.*

         Except as expressly modified, amended and supplemented by this Amendment, all of the terms, covenants and conditions of the Sublease shall remain in full force and effect. All defined terms used herein shall have the meanings ascribed to such terms in the Sublease, unless specifically defined herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                      SIEMENS MEDICAL SYSTEMS, INC.,
                                      Sublandlord


                                      By:
                                         -----------------------------------
                                      Name:
                                      Title:

                                      By: /s/ Peter H. Kroener
                                         -----------------------------------
                                      Name: VP - Finance
                                      Title: P.H. Kroener

                                      ROSETTA INPHARMATICS

                                      By:
                                         -----------------------------------
                                      Name:
                                      Title:

* of which $4,228.00 is the sum previously paid by CWSN and $4,228.00 is the amount to be paid by Subtenant.

                                    SUBLEASE

         SUBLEASE made as of the 14 day of March, 1997 between SIEMENS MEDICAL SYSTEMS, INC., a Delaware corporation having an office at 186 Wood Avenue South, Iselin, New Jersey 08830 (the "Landlord"), and COMMUNICATIONS WORLD OF SEATTLE, INC., a Washington corporation, having an office at Kirkland 405 Corporate Center, Building H, 12004-115th Avenue NE, Kirkland, Washington 98034 (the "Tenant").

                                   WITNESSETH:

Landlord and Tenant agree as follows:

         1. SUBLEASING. Subject to all the terms, covenants, conditions and provisions of that certain Lease (as amended by the First Amendment, hereinafter referred to as the "Main Lease"), dated June 1, 1995, between The Riggs National Bank of Washington, D.C. as Trustee of the Multi-Employer Property Trust, as landlord (hereinafter referred to as the "Main Landlord"), and Siemens Medical Systems, Inc., as tenant, and that certain First Amendment to Lease (the "First Amendment"), dated as of October23, 1995, copies of which are attached hereto as Exhibit A, Tenant hereby hires and takes from Landlord that space (hereinafter referred to as the "Subleased Premises") in the building known as 12004 115th Avenue NE, Kirkland, Washington 98034 (the "Building"), shown indicated by crosshatching on the floor plan contained in Exhibit B attached hereto.

         2. COMMENCEMENT AND TERMINATION DATE. The Subleased Premises are demised for a term commencing on the later to occur of (I) April 12, 1997 and
(ii) the date the Main Landlord consents to this Sublease pursuant to Article 22 hereof (the "Sublease Commencement Date"), and expiring on July 31, 2001 (the "Expiration Date"), provided, however, Landlord shall have the right to delay the Sublease Commencement Date, in the event that Landlord will not be able to vacate the Subleased Premises by-April 11, 1997.

         3. RENT. (a) Tenant shall pay rent to Landlord for the Subleased Premises (I) from the Sublease Commencement Date until July 31, 1998 at the annual rate of Fifty Thousand Seven Hundred Thirty Six and 00/100 Dollars ($50,736.00), payable in advance In equal monthly installments of Four Thousand Two Hundred Twenty Eight and 00/100 Dollars ($4,228.00) on the first day of each calendar month during the term of this Sublease, and (ii) from August 1, 1998 until the Expiration Date, at the annual rate of Fifty Six Thousand Eight Hundred Thirty Two and 00/1 00 Dollars ($56,832.00), payable in advance in equal monthly installments of Four Thousand Seven Hundred Thirty Six and 00/100 Dollars ($4,736.00) on the first day of each calendar month during the term of this Sublease, except that (i) rent for any portion of a calendar month at the beginning or end of the term shall be apportioned,. and paid on the date of commencement of the term, or the first day of the calendar month in which the term expires, as the case may be, and (ii) Tenant shall pay upon execution and delivery of this Sublease, the first full installment of rent payable hereunder, to be applied against the first payments of rent due hereunder. Such rent shall be in addition to all other sums payable hereunder, which other sums shall constitute additional rent. All rent shall be paid at the office of Landlord or such other place as Landlord may designate, without any prior demand or notice therefor, or any setoff or deduction whatsoever.

         (b) Tenant shall additionally pay additional rent to the Landlord for the Subleased Premises in' a monthly amount equal to all charges pursuant to the Main Lease for real estate taxes, operating expenses and other items of additional rent. Such amounts shall be paid not later than ten (10) days after demand therefor.

         (c) Notwithstanding the foregoing, provided that Tenant is not then in default, beyond applicable notice and grace periods, of any of the terms, conditions or covenants of this Sublease, Landlord hereby waives the right to collect the amount of Two Thousand One Hundred Fourteen and 001100 Dollars ($2,114.00) out of the first full monthly payment of rent payable pursuant to
Article 3(a).

         (d) Tenant shall pay all commercial rent or occupancy taxes imposed in connection with this Sublease or the payment of rent or additional rent hereunder.

         4. RIGHTS AND OBLIGATIONS OF TENANT. Tenant shall conform to, and use the Subleased Premises in accordance with, all the terms, covenants and conditions of the Main Lease, and Will do no act which will result in a violation of such terms, covenants and conditions. Tenant acknowledges that this Sublease is subject and subordinate to the terms and conditions of the Main Lease. Tenant shall perform all of the terms, covenants and conditions of the Main Lease on the part of the tenant therein named to be performed (except that the payment of the Monthly Base Rent (as such term is defined in the Main Lease) provided for in the Main Lease shall be the obligation of the Landlord) Insofar as such terms, covenants and conditions relate to the Subleased Premises.

         Except as specifically provided to the contrary herein, all of the terms and conditions of the Main Lease shall apply to govern the obligations and rights of the parties hereunder and the landlord-tenant relationship created hereby as if all of such terms and conditions had been restated in their entirety in this Sublease except that all references therein to "Tenant" shall mean Tenant (as defined herein) and all references therein to "Landlord" shall mean Landlord (as defined herein). Without limiting the generality of the foregoing, Tenant shall be entitled to the rights of Landlord, as tenant under the Main Lease, insofar as the same relate to the Subleased

Premises. Landlord and Tenant agree, however, that Tenant shall have no rights with respect to the matters set forth in Paragraphs 6, 11, 13(A), 22 and 24 of the Main Lease and Addendum to Paragraph IC, Addendum to 5A, Additional Paragraph 28, Additional Paragraph 31(B) and the second sentence of Paragraph 31(D) and Additional Paragraph 33 of the Main Lease and in Paragraphs 2 and 3 of the First Amendment. Landlord shall have no liability by reason of any default of the Main Landlord, it being understood that if Landlord shall fail to fulfill any obligation of the Landlord hereunder and if such failure is caused by the failure of the Main Landlord to comply with Its obligations under the Main Lease, then Landlord shall have no obligation or liability by reason of such failure, but in such event Tenant shall be subrogated to the rights of Landlord to enforce the obligations of the Main Landlord insofar as such obligations relate to the Subleased Premises. Without limiting the generality of the foregoing, Tenant understands that the supplying of water, electricity and other utilities, window-washing and building maintenance and repair are the obligations of the Main Landlord as set forth in the Main Lease, and that Landlord has no control thereof, and assumes no responsibility in connection therewith, and shall not be liable in any way with respect to the failure of or interference with any of such services.

         Tenant shall neither do nor permit anything to be done which would cause the Main Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested In the Main Landlord under the Main Lease. Tenant shall Indemnify, defend and hold Landlord harmless from and against all loss, cost, liability and expense (including, without limitation, attorney's fees and. disbursements) incurred by Landlord in connection with any and all actions or claims arising in connection with any breach or default, or claimed breath or default, of the Main Lease or in connection With any act or omission of Tenant, its agents, employees, contractors and invitees in, about or relating to the Subleased Premises.

         5. USE. Tenant shall use the Subleased Premises solely for those purposes permitted pursuant to of the Main Lease and for no other purpose. Tenant shall not use the Subleased Premises for any purpose Which is prohibited under the Main Lease.

         6. ALTERATIONS. Tenant shall not make any alterations in or to the Subleased Premises without the prior written consent of Landlord. Any such changes shall be made in compliance with the Main Lease (including, without limitation, the requirement to obtain the Main Landlord's consent for certain types of alterations and the obligation to restore the Subleased Premises upon the expiration of this Sublease).

         7. NO ASSIGNMENT OR SUBLETTING. Tenant may not assign this Sublease, nor further sublet the Subleased Premises, nor permit the same to be occupied by others, without the prior written consent of Landlord in each instance. A transfer of control of Tenant, including, without being limited to, a transfer of stock or partnership Interest or the merger, consolidation, sale of all or substantially all of the other assets of Tenant or other corporate or other reorganization of Tenant (whether or not Tenant shall be the surviving entity), shall be deemed an assignment under this Lease and shall be subject to all the provisions of this Article, including the requirement of obtaining Landlord's prior consent. The consent by Landlord to any assignment, mortgage, pledge, encumbrance, transfer or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment, mortgage, pledge, encumbrance, transfer or subletting. As provided in Article 4 hereof any such proposed assignment or further subletting shall be subject to the restrictions regarding assignment and subletting contained in the Main Lease and the rights of the Main Landlord thereunder.

         8. DEFAULT. The provisions of Articles 18 and 19 of the Main Lease shall apply to any default by Tenant hereunder.

         9. INTENTIONALLY DELETED.

         10. [INTENTIONALLY DELETED.]

         11. OVERTIME SERVICES. If Tenant shall request freight elevator facilities, heat, cooled air or mechanical ventilation or any other service for which a charge is imposed pursuant to the Main Lease or otherwise, Tenant shall either (i) if the Main Landlord bills the Tenant directly for such services, pay the full amount of such charge to the Main Landlord within five (5) days after demand, or (ii) If the Main Landlord bills the Landlord for such services, pay the full amount of such charge to Landlord within five (5) days after demand. Landlord and Tenant shall endeavor to have the Main Landlord forward copies of invoices for all such services directly to Tenant, with copies sent to Landlord.

         12. ACCESS. Landlord or Landlord's agents shall have the right to enter the Subleased Premises at all reasonable times, upon giving Tenant reasonable advance notice, to examine the Subleased Premises, to maintain and repair any improvements installed therein by or on behalf of Landlord.

         13. SELF-HELP. If Tenant shall default in the performance of any of its obligations hereunder, Landlord at its option may perform such obligations and, if necessary, enter the Subleased Premises for such purpose. Tenant shall pay to Landlord, within ten (10) days after demand, the amount of all costs and expenses incurred by Landlord in the performance of any such obligations. Any action taken Landlord pursuant to this Article 13 shall not constitute a waiver of any of Landlord's other rights and remedies hereunder.

         14. INTEREST. If Tenant shall fail to pay any installment of rent or additional rent (other than Interest pursuant to this Article 14) when due, Tenant shall pay interest thereon at an annual rate equal to four percent (4%) above the then current prime rate charged by Citibank, N.A. (or the maximum rate permitted by law, whichever is less), from the date on which such payment is due to the date of payment thereof.

         15. CONDITION OF PREMISES. The Subleased Premises are demised to Tenant In the condition which shall exist on the Sublease Commencement Date "as is", it being understood that neither Landlord nor the Main Landlord shall be obligated to perform any work or make any installations in the Subleased Premises, or to otherwise prepare the Subleased Premises for Tenant's occupancy.

         16. DAMAGE OR CONDEMNATION. In the event that the Main Lease is terminated pursuant to the Main Lease as a result of casualty or condemnation, then this Sublease shall terminate as of the effective date of the termination of the Main Lease. In the event, that the Monthly Base Rent (as such term is defined in the Main Lease) payable under the Main Lease with respect to the Subleased Premises are abated for any period of time pursuant to the Main Lease, then payments of rent (but not additional rent pursuant to Paragraph 3(b) of this Sublease) hereunder shall be abated for the same period of time.

         17. INSURANCE. Tenant shall maintain all insurance required by the Main Lease and shall deliver to Landlord original policies or certificates evidencing such insurance, not later that the Sublease Commencement Date or the date Tenant first occupies the Subleased Premises, whichever is earlier. Any such policy or certificate shall name Landlord as an additional insured.

         18. BROKERS. Tenant represents that Tenant has dealt with no broker in connection with this transaction other than CB Commercial Real Estate Group, Inc. and Trammell Crow

Company. Tenant does hereby agree to indemnify, defend and hold Landlord harmless from and against any and all liability, loss, cost, damage or expense (including, without limitation, attorneys' fees and disbursements) arising out of or In connection with any claims made against Landlord by any other broker, person or entity who claims to have dealt with Tenant in connection with the leasing of the Subleased Premises.

         19. SUCCESSORS AND ASSIGNS. This Sublease shall be binding upon, and Inure to the benefit of, the parties hereto and their respective successors and assigns.

         20. NOTICES. All notices, demands, statements and communications required hereunder shall be In writing and shall be sent by registered or certified mail, if to Landlord, addressed to Landlord at:

                        Siemens Medical Systems, Inc.
                        186 Wood Avenue South
                        Iselin, New Jersey 08830
                        Attn:   William Combs

and if to Tenant, addressed to Tenant at:

                        Communications World of Seattle North, Inc.
                        12004-115th Avenue NE
                        Kirkland, Washington 98034
                        Attn:   George Leonard

or to such other address as shall from time to time be designated by written notice by either party to the other party as herein provided, and shall be deemed given on the third (3rd) business day after being so mailed.

         21. ENTIRE AGREEMENT. This Sublease embodies the entire understanding of the parties and there are no further agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

         22. APPROVAL OF MAIN LANDLORD. This Sublease is subject to the written approval of the Main Landlord pursuant to the Main Lease. Landlord shall promptly apply to the Main Landlord for such approval, and shall promptly notify Tenant of such approval or of the denial thereof. In the event the Main Landlord disapproves this Sublease, all sums theretofore paid to Landlord by Tenant shall be returned to Tenant without interest, and neither party shall have any further rights or liabilities hereunder except as specifically provided herein to the contrary.

         23. SECURITY DEPOSIT. Tenant shall deposit with Landlord on the signing of this Sublease the sum of $4,228.00 as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Sublease, including without limitation the surrender of possession of the Subleased Premises to Landlord as herein provided. It is agreed that in the event Tenant defaults in respect of any of the terms provisions and conditions of this Sublease, including, but not limited to, the payment of rent and additional rent,' Landlord may apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Sublease, including but not limited to, any damages or deficiency in the reletting of the Subleased Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other reentry by Landlord. If Landlord applies or retains any part of the security so deposited, Tenant upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full deposit on hand at all time during the term of this Sublease. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the security shall be returned to Tenant after the Expiration Date and after delivery of the entire possession of the Subleased Premises to Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         24. MISCELLANEOUS. (a) Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all of the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Subleased Premises subject, nevertheless, to the terms and conditions of this Sublease and the Main Lease.

         (b) As between the Landlord and Tenant, in the event of a conflict between the terms, covenants and conditions of this Sublease with the terms, covenants and conditions of the Main Lease, the terms, covenants and conditions of this Sublease shall govern. Notwithstanding the foregoing, however, nothing contained In this Sublease shall be deemed, in any way, to modify the terms, covenants and conditions of the Main Lease.

         (c) Without limiting anything contained in Paragraph 3(b) hereof, Landlord hereby covenants and agrees to pay Monthly Base Rent and additional rent when due under the Main Lease and to comply with and perform all of the provisions, covenants, conditions and agreements on its part to be done and performed as tenant under the Main Lease, except for those provisions, covenants, conditions and agreements assumed by Tenant with respect to the Subleased Premises under this Sublease and capable of performance by Tenant.

         (d) Landlord hereby represents to Tenant that, as of the date hereof,
(i) the Main Lease is in full force and effect, (ii) to Landlord's best knowledge, neither the Main Landlord nor

Landlord, as tenant, are in default of their respective obligations under the Main Lease, and (ii) Landlord has not received any notice of default from the Main Landlord under the Main Lease.

         (e) For the purposes of this Sublease, capitalized terms used but not defined herein shall have the meanings assigned to them in the Main Lease (such definitions to be equally applicable to both the singular and plural forms of the terms defined) unless expressly indicated otherwise. Unless otherwise indicated, references in this Sublease to sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in or attached to this Sublease.

         25. MODIFICATIONS. This Sublease may not be modified orally.

         IN WITNESS WHEREOF, the parties have executed this Sublease agreement as of the ___ day of March, 1997.

                           LANDLORD:  SIEMENS MEDICAL SYSTEMS, INC.

                                      By /s/ Peter H. Kroener
                                         --------------------------------------

                                      Name: Peter Kroener
                                            -----------------------------------

                                      Title: VP Finance
                                             ----------------------------------

                                      By /s/ William Combs 3/18/97
                                         --------------------------------------

                                      Name: William Combs
                                            -----------------------------------

                                      Title: Lease Administrator
                                             ----------------------------------
                                             Corporate Real Estate
                                             ----------------------------------

                           TENANT:    COMMUNICATIONS WORLD
                                      OF SEATTLE NORTH, INC.

                                      By: /s/ George L. Leonard
                                          -------------------------------------

                                      Name: George L. Leonard
                                            -----------------------------------

                                      Title: EVP and COO
                                             ----------------------------------

                             MAIN LANDLORD'S CONSENT


         Landlord hereby consents to the attached Sublease (the "Sublease"), dated March 14, 1997, between Siemens Medical Systems, Inc., ("Tenant") as sublessor, to Communications World International, Inc., ("Subtenant") as sublessee. Additionally, Landlord agrees and acknowledges that:

         (i) Landlord agrees to waive its right to collect the fee of up to $500 for processing and leasing pursuant to Paragraph 12(A) of the Main Lease in connection with the Sublease; and all other provisions of Paragraph 12(A) remain in force.

         (ii) There are no defaults on the part of Landlord or Tenant under the Main Lease, as of the date hereof.


                                      THE RIGGS NATIONAL BANK OF
                                      WASHINGION, D.C., as Trustee
                                      of the Multi-Employer Property Trust


                                      By: /s/ Leanne Tobias
                                          -------------------------------------

                                      Name: Leanne Tobias
                                            -----------------------------------

                                      Title: Vice President
                                             ----------------------------------

                            CONSENT OF MAIN LANDLORD


         Riggs & Company, a division of Riggs Bank NA, formerly known as The Riggs National Bank of Washington, D.C., as Trustee of the Multi-Employer Property Trust, the Landlord ("Landlord") under that certain Lease Agreement dated June 1, 1995, as amended, by and between Landlord and Siemens Medical Systems, Inc., as Tenant (the "Main Lease"), hereby consents to the assignment of the Sublease, and additionally agrees and acknowledges that

         (a) Landlord reserves the right to collect up to two hundred fifty dollars ($250.00) of the processing and leasing fee pursuant to Paragraph 12(A) of the Main Lease in connection with the Assignment, provided that all other portions of Section 12(A) shall remain in force and effect; and

         (b) As of the date of this Agreement, to Landlord's actual knowledge, which for purposes of this Agreement means to the actual knowledge of Peter Crolius, without duty of further Investigation, there are no defaults on the part of Landlord or Tenant under the Main Lease, as of the date hereof.


RIGGS & COM0ANY. A DIVISION OF RIGGS BANK N.A..
FORMERLY KNOWN AS THE RIGGS NATIONAL BANK OF WASHINGTON. D.C.,
AS TRUSTEE OF THE MULTIEMPLOYER PROPERTY TRUST,

By: /s/ Leanne Tobias

Name: Leanne Tobias

Its: Managing Director

Date: 8/19/98

                              AMENDMENT OF SUBLEASE

         THIS AGREEMENT (the "Amendment") made of as the ____ day of August, 1998, between Siemens Medical Systems, Inc., a Delaware corporation, having an address at 186 Wood Avenue South, Iselin, NJ 08830 (the "Landlord") and Rosetta Inpharmatics, a Delaware corporation, having an office at 12040 115th Avenue NE, Kirkland, WA 98034, (the "Subtenant").

                                   WITNESSETH:

         WHEREAS, by Sublease Agreement (as amended, the "Sublease"), dated March 14, 1997, between Sublandlord and Communications World of Seattle North ("CWSN"), Tenant, Landlord did demise and let unto CWSN and CWSN did hire and take from Sublandlord, the premises described in the Sublease (the "Demised Premises") and

         WHEREAS, CWSN assigned its interest in and to the Sublease to Subtenant and Subtenant did accept such assignment and assume all of the obligations of CWSN in and to the Sublease pursuant to that certain Sublease Assignment and Assumption Agreement, dated as of August .._, 1998; and

         WHEREAS, Sublandlord and Subtenant desire to modify, amend and supplement the Lease on the terms, covenants and conditions more particularly set forth herein.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) paid by Tenant to Landlord and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 23 of the Sublease is hereby amended to increase the amount being held as security under the Sublease to $8,456.00, of which $4228.00 is the amount previously paid by CWSN and $4,228.00 is the amount to be paid by Subtenant.

         Except as expressly modified, amended and supplemented by the Amendment, all of the forms, covenants and conditions of the Sublease shall remain in full force and effect. All defined terms used herein shall have the meanings ascribed to such terms in the Sublease, unless specifically define herein.

         IN WITNESS WHEREOF, the parties hereto have caused the Amendment to be executed as of the day and year first above written.

                                      SIEMENS MEDICAL SYSTEMS, INC.,
                                      Sublandlord

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:
                                      Date:

                                      ROSETTA INPHARMATICS
                                      Subtenant

                                      By: /s/ John J. King II
                                          -------------------------------------
                                      Name: John J. King II
                                      Title: Sr. Vice President
                                      Date: 8/12/98

                                      COMMUNICATIONS WORLD OF
                                      SEATTLE NORTH
                                      CWSN

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:
                                      Date: